Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies

8.       Commitments and Contingencies

(a) Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company’s vessels. Currently, management is not aware of any claims or contingent liabilities, which should be disclosed, or for which a provision should be established and has not in the accompanying consolidated financial statements.

The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements.

The Company’s vessels are covered for pollution in the amount of $1 billion per vessel per incident, by the protection and indemnity association (“P&I Association”) in which the Company’s vessels are entered. The Company’s vessels are subject to calls payable to their P&I Association and may be subject to supplemental calls which are based on estimates of premium income and anticipated and paid claims. Such estimates are adjusted each year by the Board of Directors of the P&I Association until the closing of the relevant policy year, which generally occurs within three years from the end of the policy year. Supplemental calls, if any, are expensed when they are announced and according to the period they relate to. The Company is not aware of any supplemental calls outstanding in respect of any policy year.

(b) As at December 31, 2020, the tanker vessel “Blue Moon” was operating under a time charter agreement, which is accounted for as per ASC 842 requirements, while the Company’s remaining tanker vessels were on spot voyages, which are accounted for as per ASC 606 requirements. The minimum contractual annual charter revenues, net of related commissions to third parties, to be generated from the existing as at December 31, 2020, non-cancelable charter contracts, are estimated at $8,565 until December 31, 2021.

(c) The Company rents its office spaces in Greece under various lease agreements with unaffiliated parties. The durations of these agreements vary from a few months to 3 years and certain of these contracts also bear the option for the Company to extend the lease terms for further periods. Under ASC 842, the Company, as a lessee, has classified these contracts as operating leases and accordingly, a lease liability of $184 and $190, respectively, and an equal right-of-use asset based on the present value of future minimum lease payments for the fixed periods of each contract have been recognized on the December 31, 2020 and 2019 balance sheets. The monthly rent cost under the existing as of December 31, 2020 lease agreements are $8 (based on the exchange rate of Euro/US Dollar $1.22 as of December 31, 2020). Rent expense for 2020, 2019 and 2018 amounted to $104, $81 and $61, respectively, and is included in General and administrative expenses of the continuing operations in the accompanying consolidated statements of operations. The Company has assessed the right of use asset recognized for office leases for impairment and concluded that no impairment charge should be recorded as December 31, 2020 as no impairment indicators existed.

The following table sets forth the Company’s undiscounted office rental obligations as at December 31, 2020:

Amount
Year 1	$100
Year 2	79
Year 3	21
Total	$200
Less imputed interest	-16
Present value of lease liabilities	$184

Lease liabilities, current	94
Lease liabilities, non- current	90
Present value of lease liabilities	$184